CENTURION MARKET NEUTRAL FUND
                       (formerly CENTURION T.A.A. FUND, INC.)

				11545 West Bernardo Court, Suite 100
                           	San Diego, California 92127


			NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
				TO BE HELD MAY 14, 1999

TO THE SHAREHOLDERS OF CENTURION MARKET NEUTRAL FUND:

	The annual meeting of the shareholders of Centurion Market Neutral Fund (the "Fund") will be held at 11545 West Bernardo Court, Suite 100, San Diego, California 92127, on May 14, 1999, at 10:00 a.m. for the following purpose:

	1.	To elect a Board of Directors for the Fund.

	2.	To approve the selection of Squire & Company as the Fund's
		independent public accountants for the fiscal year ending
		December 31, 1999.

	3.	To transact such other business as may properly come before the
		meeting or any adjournment thereof.

	THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF EACH OTHER ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

	Shareholders of record at the close of business on April 7, 1999, are the only persons entitled to notice of and to vote at the meeting.

	Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE FUND FURTHER SOLICITATION EXPENSE. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Proxy Statement in the section entitled "ANNUAL MEETING OF SHAREHOLDERS - MAY 14,1999." A return envelope is enclosed for your convenience.

									Mary R. Limoges
									Secretary

Dated:  April 14, 1999




                 ________________________________________


                              PROXY STATEMENT

                 ________________________________________




                  CENTURION COUNSEL MARKET NEUTRAL FUND
                  (formerly CENTURION T.A.A. FUND, INC.)
                   11545 West Bernardo Court, Suite 100
                        San Diego, California 92127



               ANNUAL MEETING OF SHAREHOLDERS - MAY 14, 1999


     The enclosed Proxy is solicited by the Board of Directors of Centurion Counsel Market Neutral Fund (the "Board") in connection with the annual meeting of shareholders of Centurion Counsel Market Neutral (the "Fund") to be held on May 14, 1999 at 10:00 A.M. at 11545 West Bernardo Court, Suite 100, San Diego, California 92127, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Shareholders' Meeting and this Proxy Statement, will be paid by Centurion Counsel, Inc.("Centurion Counsel"), the Advisor to the Fund.
Such mailing took place on approximately April 14, 1999 Representatives of the Fund and Centurion Counsel may, without cost to the Fund, solicit Proxies for the management of the Fund by means of mail, telephone or personal calls.

     A Proxy with respect to the Fund may be revoked before the meeting by giving written notice of revocation to the Secretary of the Fund, or may be revoked at the meeting, prior to voting. Unless revoked, properly executed Proxies with respect to the Fund will be voted as indicated in this Proxy Statement. In instances where choices are specified by the shareholders in the Proxy, those Proxies will be voted or the vote will be withheld in accordance with each shareholder's choice. An "abstention" on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "against" such proposal. Should any other matters come before the meeting, it is the intention of the persons named as proxies in the enclosed Proxy to act upon them according to their best judgment.

     Only shareholders of record at the close of business on March 20, 1998 may vote at the meeting or any adjournments thereof. As of that date there were issued and outstanding approximately 944,452 common shares of all classes, $0.01 par value, of the Fund. Each shareholder of the Fund is entitled to one vote for each share of the Fund held. Voting for the election of directors is not cumulative, which means that the holders of a majority of the Fund's outstanding shares have the power to elect the entire board of directors of the Fund. None of the matters to be presented at the meeting will entitle any shareholder of the Fund to appraisal rights. In the event that Proxies which are sufficient in number to constitute a quorum are not received by May 10, 1999, the persons named as Proxies may propose one or more adjournments of the meeting to permit further solicitation of Proxies. Such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as proxies will vote in favor of such adjournment. At the annual meeting, the shareholders of the Fund will be asked to reelect the current members of the Board and to approve the selection of the independent public accountant for the Fund.

                              SHARE OWNERSHIP

     As of April 7, 1999, to the knowledge of management, only one person owned beneficially more than 5% of the outstanding shares of the Fund. The Carlisle Family Trust owned 5.16% of the outstanding shares.

     The following directors or nominees for the position of director or officers, as of April 7, 1999, beneficially owned shares of the Fund:


                                Number of       % of Total
                                 Shares      Outstanding Shares*

Richard E. Hall                  16,769             1.78%%
Jack K. Heilbron                  3,005              .32%
Russell W. Ketron                12,440	          1.32%
Doug Werner                         521              .06%

* All classes on a combined basis.


                  ANNUAL, SEMIANNUAL REPORTS OF THE FUND

     The semiannual report of the Fund containing unaudited financial statements for the six months ended June 30, 1998 was mailed to the shareholders on or about August 5, 1998 and the annual report of the Fund containing financial statements for the fiscal year ended December 31, 1998, was mailed to shareholders of the Fund on or about February 26, 1999.

                                PROPOSAL 1

                           ELECTION OF DIRECTORS

     It is intended that the enclosed Proxy will be voted for the election of the five (5) persons named below as directors for the Fund unless such authority has been withheld in the respective Proxy. The term of office of each person elected to be a director of the Fund will be until the next regular or annual meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify. Pertinent information regarding each nominee for the past five years is set forth following his name below.




				Position with the fund
Name and (Age)		and Principal Occupations		Business Address

Carol Ann Freeland (61)	Has served as a director 		4015 Beltline Rd.
	                  of the Fund Since 			 Ste. 200
	                  December 20, 1994.Since 1992,	       Dallas, TX 75244
				Executive Vice President, Collateral
				Equity Management, of Dallas, Texas.
				From 1987 to 1992, Executive Vice
				President, Financial Services
				Exchange, Irving, Texas; from 1985 to
				1986, Vice President, Marketing
				Property Co. of America, Dallas, Texas.

Richard E. Hall (73)    Has served as a director of the	10 Carson Drive
				Fund since December 20, 1994.  	Grant's Pass,OR
				Since 1989, a retired financial 	          97526
				planner and securities salesman.
				Served as registered representative
				with Planners Independent Management,
				Inc. ("PIM") from 1983 to 1989 and
				also as a director of PIM during that
				period.  Until July, 1994, Mr. Hall
				owned approximately 3% of the shares
				of CI Holding Group, Inc., Centurion
				Counsel's parentcorporation.  At that
				time he sold his shares for fair value
				to an Affiliate of Centurion Counsel.
				There is no agreement or understanding
				between Mr. Hall and Centurion Counsel
				or its Affiliates regarding his service
				as a director of the Fund.  Mr. Hall was
				a shareholder of Centurion until 1989.


Jack K. Heilbron (48)	Has served as a director of the    11545 W. Bernardo
				Fund since December 20, 1994.      Ct., Suite 100
				Previously, served as a Director   San Diego, CA 92127
				of the Fund from 1989 to 1990.
				Has served as portfolio manager
				for the Fund since 1990.  Since
				1984 has served as Chairman and Chief
				Executive Officer of CI Holding Group,
				Inc. and of its affiliate, PIM and since
				1989, Chairman and Chief Investment Officer
				of Centurion Counsel, Inc.  Until 1989, a
				shareholder, officer and director of Excel
				Interfinancial Corporation, the parent of
				the Advisor for the Fund from 1988 to
				December 20, 1994.


Russell W. Ketron (55)	Has served as a director of the 	1701 Novato Blvd.
				Fund since December 20, 1994. 	Suite 204
				A Certified Financial Planner 	Novato, CA 94947
				since 1977.  Since 1979 has been
				a registered principal with
				Protected Investors of America,
				a national broker-dealer firm.
				Has been an instructor at Sierra
				Nevada College since 1985 and at
				the College of Marin since 1991.

Douglas Werner (48)	Has served as a director of the 	140 Brightwood Ave.
				Fund since December 20, 1994.  	Chula Vista, Ca
				Since 1993 has been President 		    92010
				of Tracks Publishing, a printing
				firm located in Chula Vista,
				California.  Since 1980, has been
				President and owner of Werner
				Graphics, a graphic design firm
				located in San Diego, California.


(1)  	Directors who are "interested persons" of Centurion Counsel, Centurion,
	the Fund, or a registered broker-dealer, as defined under the Investment Company Act of 1940, as amended.

(2)  	Even though this person may be an "affiliated person" of a broker-
	dealer registered under the Securities and Exchange Act of 1934, as defined under the Investment Company Act of 1940, the Fund has determined that this person will not thereby be considered an "interested person" of the Fund, Centurion Counsel, Centurion, CIS or PIM, as defined under the Investment Company Act of 1940 by reason of Rule 2a19-1(a) promulgated thereunder.

      None of the persons named as nominees for the Fund are directors of any Reporting Companies. "Reporting Companies" include companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act")or subject to the requirements of Section 15(d) of the 1934 Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

      The Fund does not have a standing audit or nominating committee of its board of directors, or committees performing similar functions. The Fund pays no compensation to any of its officers and directors, except for a fee of $250 for each meeting attended (other than telephonically) by each director not affiliated with Centurion Counsel and reimburses such nonaffiliated directors for their travel expenses to attend directors' meetings. The board of directors for the Fund held a total of four (4) regular meetings during its last fiscal year.

       The following table discloses the compensation paid by the Fund in its most recently completed fiscal year to its directors. The Fund does not maintain any pension, retirement or other arrangement other than as disclosed in the following table for compensating its Directors. The Fund has no advisory board.

				Aggregate		Pension or		Total Compensation
Name of Person;		Compensation	Retirement 		From the Fund
Position			Paid by the Fund	Benefits Accrued	Complex

Carol A. Freeland		$ 1,800			-0-		 $ 1,800


Richard E. Hall		  1,800			-0-		   1,800


Russell W. Ketron		  1,800			-0-		   1,800


Douglas Werner		  1,400			-0-		   1,400


Jack K. Heilbron		   -0-			-0-		     -0-




       In voting for directors, you must vote all of your shares noncumulatively. This means that the owners of a majority of the Fund's outstanding shares have the power to elect the Fund's entire board of directors. The vote of a majority of shares of the Fund represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the election of the above nominees to the Board. By completing the Proxy, you give the proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any individual nominee or nominees, you may do so by making an "X" in the box marked "VOTE FOR NOMINEE(S) NOT LINED OUT," and by striking a line through the nominees' name or names on the Proxy that you do not vote for.

       Each of the nominees has agreed to serve as a director of the Fund until his or her replacement is elected and qualified. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each nominee to serve as a director of the Fund.

       Each of the Fund's current directors is a nominee for director. Pertinent information regarding each is set forth following his or her name above.

       THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT
EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE FUND.

                                PROPOSAL 2

                       RATIFICATION OR REJECTION OF
                      INDEPENDENT PUBLIC ACCOUNTANTS

       At the annual meeting, the shareholders of the Fund will be asked to ratify the selection of the accounting firm of Squire & Co. as the Fund's independent public accountants.

       Background and General Information. The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company. The 1940 Act requires that such selection be submitted for ratification or rejection by the shareholders at their next meeting following such selection. Squire & Co. has served as the Fund's independent public accountants since 1989. None of the principal accountants' reports on the financial statements for the past two years contained an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Squire & Co. has no material direct or indirect financial interest in the Fund, other than the receipt of fees for services to the Fund. The selection of Squire & Co. to be the Fund's independent public accountants for the fiscal year ended December 31, 1999 has been approved by a majority of the directors of the Fund, including a majority who are not interested persons of Centurion Counsel, or the Fund. A representative of Squire & Co. is not expected to be present at the meeting.

        At the annual meeting, the shareholders of the Fund will be asked to approve the selection of Squire & Co. to be the Fund's independent public accountants for the fiscal year ended December 31, 1999.

        Shareholder Approval. The vote of a majority of the shares of the Fund represented at the meeting, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent public accountants.

        THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE PROPOSAL. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE IN FAVOR OF THE PROPOSAL TO RATIFY THE SELECTION OF THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS.

                               OTHER MATTERS

        Management does not intend to present any business at the meeting not mentioned in this Proxy Statement, and currently knows of no other business to be presented. If any other matters are brought before the meeting, the appointed proxies will vote all Proxies on such matters in accordance with their judgment of the best interests of the Fund.

                                 BROKERAGE

        In effecting securities and commodities transactions, the Fund's investment advisor seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors.

        After the annual meeting of shareholders, the Fund intends to continue to use its principal underwriter Centurion Institutional Services, Inc. ("CISI"), CISI's affiliate, PIM Financial Services, Inc. ("PIM"), or other broker-dealers affiliated with Centurion Counsel as brokers for the Fund, but only if the provisions of Section 17(e) of the Act (and the rules thereunder) are complied with and only where, in the judgment of the Fund's investment advisor, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers, and the transactions effected by such firm, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of such firm, are not unfair or unreasonable to the shareholders of the Fund.

        In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Fund that such commissions will, in the judgment of the Fund's investment advisor, be both at least as favorable as those which would be charged by other qualified brokers having comparable execution capability and at least as favorable as commissions contemporaneously charged by such broker-dealer on comparable transactions for its most favored unaffiliated customers, except for any customers of such broker-dealer considered by a majority of the disinterested directors not to be comparable to the Fund. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

        When selecting brokers, business may be placed with broker-dealers who furnish investment research services to the Fund's investment advisor.
Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the advisor to supplement its own investment research activities and enables it to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to these other broker-dealers who furnish research services, the advisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions. The advisor has not entered into any formal or informal agreements with any broker-dealers, and it does not maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services, except as noted below. However, the advisor may maintain an informal list of broker-dealers which it may use as a general guide in the placement of the Fund's business, in order to encourage certain broker-dealers to provide it with research services which it anticipates will be useful to it. Because any such list would merely be a general guide which would be used only after the primary criteria for the selection of broker-dealers have been met, substantial deviations from the list are permissible and may be expected to occur. The advisor will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which the advisor exercises investment discretion. Generally, the Fund pays more than the lowest commission rates available.

      Subject to the policies set forth in the preceding paragraph and such other policies as the Fund's directors may determine, the advisor may consider sales of shares of the Fund and of other funds it may advise as a factor in the selection of broker-dealers to execute such Fund's portfolio transactions.

      During the years ended December 31, 1996, 1997 and 1998, $1,810,232, $2,670,128 and $1,258,091 respectively, of the Fund's portfolio securities were purchased and sold through brokers or banks acting on a principal basis for which no commissions were charged, all of which were effected through brokers or banks unaffiliated with the Fund. During the years ended December 31, 1996, 1997 and 1998, the Fund paid a total of $34,994, $83,956 and $115,426 respectively, in brokerage commissions in connection with agency transactions; during 1996, 1997 and 1998, $9,051, $27,075 and $15,486 respectively, were paid to broker-dealers who furnished investment research to the Fund's investment advisor. During 1996, 1997 and 1998, CISI, and its affiliate, PIM, together effected 75%, 82% and 82% respectively, of the total volume of transactions in which commissions were paid and CISI received 74%, 66% and 87% respectively, of such commissions.

             SUPPLEMENTAL INFORMATION WITH RESPECT TO THE FUND

       Certain information about the current executive officers of the Fund is set forth below. Each executive officer of the Fund may be removed from office at any time by a majority of the Fund's Board of Directors with or without cause.



Name of Officer (Age)  	Anticipated Position	Prinicpal Occupations
				With The Fund

Jack K. Heilbron (48)	Chairman of the Board	Director,Treasurer and Vice
				and Chief Investment	President; Chairman and
				Officer			and Director of CI Holding,
								Centurion Counsel and PIM.

Mary R. Limoges (44)	Secretary			Secretary and Director of
								C I Holding, Centurion
								Counsel and President and
								a director of PIM and
								CISI.

Kenneth W. Elsberry(60) President, Chief		Chief Financial Officer of
				Financial Officer and	C I Holding and PIM, and
				Assistant Secretary	President and Chief 							President and Chief
								Financial Officer of
								Centurion Counsel.

     Jack K. Heilbron and Mary R. Limoges are husband and wife. There are no other family relationships between the proposed executive officers or directors. Centurion Counsel's address is: 11545 West Bernardo Court, Suite 100, San Diego, California 92127.

     None of these executive officers or directors have family relationships with other executive officers or directors.



       During the fiscal years ended December 31, 1995, 1996, and 1997, the Fund did not pay compensation to any of its executive officers.

                           SHAREHOLDER PROPOSALS

       Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's next Annual Meeting of Shareholders must be received by the Company no later than November 10, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                 BALANCE SHEET OF CENTURION COUNSEL, INC.

        Attached hereto as Appendix A is the latest audited balance sheet of Centurion Counsel as of March 31, 1998.



                                               MARY R. LIMOGES,
                                               Secretary

Dated: April 14, 1999








				CENTURION COUNSEL, INC. AND SUBSIDIARIES
	                  (Subsidiaries of Centurion Group, Inc.)

				Consolidated Statements of Financial Condition
						        and
	 			 	Independent Auditor's Report
                                 March 31,1998 and 1997






						   APPENDEX B





	CENTURION COUNSEL, INC. AND SUBSIDIARIES
	(Subsidiaries of Centurion Group, Inc.)


                                                                   Page
Independent Auditor's Report                                        1

Audited Financial Statements:

   Consolidated Statements of Financial Condition                   2

   Notes to Consolidated Statements of Financial Condition         3-7






				INDEPENDENT AUDITOR'S REPORT

Board of Directors
CENTURION Counsel, Inc. and Subsidiaries

We have audited the accompanying consolidated statements of financial condition of CENTURION Counsel, Inc. and Subsidiaries (subsidiaries of Centurion Group, Inc.) as of March 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility os to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financil statements referred to above present fairly, in all material respects the consolidated financial position of CENTURION Counsel, Inc. and Subsidiaries at March 31, 1998 and 1997, in conformity with generally accepted accounting principles.


Boros & Farrington
/s/
May 15, 1998





                   CENTURION COUNSEL, INC. AND SUBSIDIARIES
                   (Subsidiaries of Centurion Group, Inc.)

                 Consolidated Statements of Financial Condition

                            March 31, 1998 and 1997


                                  ASSETS


Current assets						    1998      1997
      Cash							  $ 83,916  $133,756
      Securities owned                               8,703     8,692
      Receivables, net	                            60,255   111,398
      Due from affiliates                            7,278
      Prepaid expenses                               9,522    20,323
        Total current assets                       169,674   274,169

Note receivable from affiliate, less current
portion                                            353,877   375,877
Furniture and equipment, net                         3,738     5,677
Intangibles, net                                    59,355    64,669

                                                  $586,644  $720,392

                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
      Accounts payable ad other accrued expense	$ 77,853   $ 82,996
      Due to affiliates                                      18,185
      Deferred revenue                             1,646     40,968
      Current portion of long-term debt                      21,599
      Accrued dividends                           18,660     17,939
      Accrued participating certificate fees       7,974     10,885
          Total current liabilites               106,133    192,572

Stockholders' equity
      Preferred Stock, $10,000 par value         888,000    888,000
      Common stock, no par value; 10,000
      shares authorized                           10,000      10,000
      Additional paid-in capital                  90,640      90,640
      Accumulated deficit                       (508,129)	(460,820)
            Total stockholders' equity           480,511     527,820

								$586,644    $720,392


                   CENTURION COUNSEL, INC. AND SUBSIDIARIES
                   (Subsidiaries of Centurion Group, Inc.)

           Notes to Consolidated Statements of Financial Condition


1.    THE COMPANY AND ITS SIGNIFICANT ACCOUNTING POLICIES

      The Company. The financial statements include the accounts of CENTURION Counsel, Inc. ("CCI") and its wholly-owned subsidiaries:
      Centurion Institutional Services, Inc. ("CIS") and CHG Properties, Inc. ("CHG"). All signifiant inter-company balances and transactions have been eliminated in consolidation.

      CCI and its Subsidiaries (the "Company") are in the business of providing financial services. CCI operates as a registered investment advisor with its customers geographically dispersed across the United States of America. CIS began operations in fiscal 1996 as an introducing broker-dealer clearing customer transactions through another broker-dealer on a fully disclosed basis. CHG provides property management services primarily to affiliates.

      CCI is wholly-owned subsidiary of Centurion Group, Inc. ("CGI").
      CGI is engaged in the business of providing diversified financial services to the public. By common ownership, the Company is also related to PIM Financial Services, Inc.; PIM Insurance Services,Inc.; Bishop Crown Investment Research, Inc.; CI Holding Group, Inc.; and Wyoming Casa Grande Associates, a California limited partnership.

      Accouting Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may deffer from those estimates.

      Revenue recognition. Investment advisor fees are recognized over the term of the investment advisory agreement. Deferred revenue results from the billing in advance of investment advisory fees on a quarterly or annual basis. Property management and other service income is recognized when the services are rendered. Commission revenue is recorded on a trade date basis.

      Advertising Costs. Advertising and promotion costs are expensed as incurred.

      Marketing incentives. Referral fees are paid to other registered investment advisors and broker/dealers. Such fees are amortized over the life of the investment advisory contract, which generally is a month, a quarter, or a year.

      Securities owned. Securities owned are stated at market value, based on quoted market prices.

      Furniture and equipment. Furniture and equipment are stated at cost less accumulated depreciation. Additions, renovations, and improvements are capitalized. Maintenance and repairs which do not extend asset lives are expensed as incurred. Depreciation is provided on the straight-line method over the estimated useful lives of the assets.

      Intangible assets. Intangible assets are amortized using the straight-line method over 5 years for organization costs and 15 years for the investment in a mutual fund advisory and administrative contract.

      Income taxes. The Company files consolidated federal and state income tax returns with CI Holding Group, Inc. and subsidiaries. The subsidiaries record their deferred and current taxes on a seperate company basis. The agreement provides that the subsidiaries are given credit in the year incurred for any deductions, net operating losses, and credits that are subject to consolidated tax return rules and limitations.

      The Company uses the liability method of accounting for income taxes whereby deferred tax asset and liability account balances are calculated at the balance sheet date using the current tax laws and rates in effect.

      Concentration of Credit Risk. The Company maintains cash balances with various financial institutions. Management performs periodic evaluations of the relative credit standing of these institutions. The Company has not sustained any material credit losses from these instruments.

      The Company's customers are individuals, corporations, a mutual fund, and individual retirement accounts. The Company provides investment advisory services under contracts that can be terminated with notice. Should investment results or other matters fall below customer expectations, it is possible that the Company would not retain the business of those customers and the Company's operating results could be adversely affected.

      Financial Instruments. The carrying values reflected in the statements of financial condition at March 31, 1998 and 1997 reasonably approximate the fair values for cash, securities owned, receivables, accounts payable, and long-term debt. In making such assessment, the Company has utilized discounted cash flow analyses, estimates, and quoted market prices as appropriate.

      Reclassifications. Certain prior year financial statement classifications have been reclassified to conform with the current year's presentation.



                   CENTURION COUNSEL, INC. AND SUBSIDIARIES
                    (Subsidiaries of Centurion Group, Inc.)

      Notes to Consolidated Statements of Financial Condition


2.    RECEIVABLES

	                                         1998     1997

      Investment advisory services           $37,350  $ 62,571
      Commissions	                            18,057    21,476
      Other	                                   4,848    27,351

	                                       $60,255  $111,398

      Due from affiliates. The balance due from affiliates arises from transactions among the affiliated group of companies including cash advances and loans, transfer of assets, allocation of expenses, and recognition of income tax benefits. The amounts are non-interest bearing and due on demand.

      Note receivable from affiliate. The Company has a promissory note receivable from CI Holding Group, Inc. ("CIH"), the affiliated group's parent, which requires annual payments of $83,790 through 2007 including interest at 9% per annum. CIH has no operating revenues of its own and depends on profits of its subsidiaries to make the payments on this note. During the fiscal 1997, CIH paid in advance four annual installments.

3.    FURNITURE AND EQUIPMENT

	                                                 1998       1997

      Furniture and equipment                         $15,823    $15,823
      Accumulated depreciation                        (12,085)   (10,146)
	                                                $ 3,738    $ 5,677

4.    INTANGIBLE ASSETS

	                                                  1998         1997
            Organization costs, net of accumulated
            amortization of $6,678 and $6,344         $           $    344
            Investment in a mutual fund advisory and
            administration contract, net of accumulated
            amortization of $14,942 and $9,961         59,355       64,335

                                                      $59,355      $64,669

5.    LONG-TERM DEBT

      Long term debt consists of a note payable issued to finance the purchase of the investment in a mutual fund advisory and administrative contract. The note provides for monthly payments of $2,250, with interest imputed a 9% per annum. During fiscal 1998 this note was repaid in full.

6.    PREFERRED STOCK

      Authorization. The Company is authorized to issue 1,000 shares of preferred stock, issuable from time to time in one or more series.
      The Board of Directors shall determine and fix the rights, preferences, privileges, and restrictions relating to the preferred stock and the number of share constituting and the disignation of said shares. The Board of Directors has authorized 100 shares of Serier A Preferred Stock and 75 shares of Serie B Preferred Stock. Except as noted below with respect to sinking fund requirements, the Series A and Series B share are of equal rank.

      The following summarizes preferred stock transactions and balances:

						Series A		Series B
					Shares	Amount	Shares	Amount

      Balance April 1, 1996	73.3		$733.000	13.5		$135,000
      Preferred stock for cash				 2.0 		  20,000
      Balance March 31, 1997`	73.3		$733,000	15.5		$155,000

      Gross revenue participation certificates. For each share of Series A and Series B Preferred Stock issued by the Company, the Company also issued a gross revenue participation certificate. Each participation certificate (i) will expire 36 months following the date the related preferred share is redeemed (the "Expiration Date"); (ii) entitles the holder to a quaterly payment equal to a percentage of the Company's quaterly gross revenues until the Expiration Date (this percentage shall decrease after the Expiration Date as follows: 0.03% first
      12 months, 0.02% second 12 months, and 0.01% third 12 months); (iii) is transferable separately from the related preferred share; and (iv) is non-redeemable.

      Voting rights. The Series A and Series B Preferred Stock is non-voting.

      Dividends. The holder of the preferred shares are entitled to quarterly cumulative cash dividends equal to the average annual prime rate posted by the federal reserve, if declared the board of directors. The preferred stock shall receive any cumulative unpaid dividends before the payment of any dividends to common stockholders.

      Liquidation preferences. The liquidation preference is $10,000 per share plus accrued and unpaid dividends before any liquidation payments to common stockholders.

      Redemption and sinking fund requirements. The Series A and Series B Preferred Stock is reedeemable at the election of the company and is subject to a mandatory redemption on and after April 30, 1999 and 2000, respectively, pursuant to the sinking fund requirements. The Company will establish a sinking fund account with a third-party broker/dealer or a federally insured financial institution for the benefit of the preferred stockholders and for the sole purpose of repaying and/or repurchasing the preferred stock. Commencing on April 30, 1999
      (Series A) and April 30, 2000 (Series B) and on each succeeding
      April 30, the Company will be required to deposit cash and or preferred stock having a par value equal to 20% of the par value of the preferred shares outstanding on each such date.

      Based on current shares outstanding, sinking fund payments will be as follows:

		Year ending March 31:
                  1999                          $146,600
                  2000                           177,600
                  2001                           177,600
                  2002                           177,600
                  2003                           177,600
	            2004                            31,000
                                                $888,000


7.    REGULATORY REQUIREMENTS

      Registered investment advisor. CCI is a registered investment advisor in various states which generally require, among other rules and regulations, that CCI maintain minimum levels of net capital (as defined) and minimum financial ratios. Management believes that it is in compliance with all such requirements.

      Net capital for broker/dealers in securities. Under Rule 15c3-1 of the Securities Exchange Act of 1934, the Company's broker/dealer subsidiary is required to maintain a minimum net capital (as defined) and a ratio of aggregate indebtedness to net capital (as defined) not exceeding 15 to 1.

      The Company's ratio at March 31, 1998 was 0.38 to 1. The basic concept of the Rule is liquidity, its object being to require a broker/dealer in securities to have at all times sufficient liquid assets to cover its current indebtedness. At March 31, 1998, the Company had net capital of $69,097 which was $64,097 in excess of the amount required by the Securities and Exchange Commission.